Exhibit 99.2 MOLEX DEFERRED COMPENSATION PLAN (Amended, Restated and Effective as of August 1, 2006)

PLAN HISTORY
PLAN ACTION	ADOPTED
Original	July 27, 1981
Amendment No. 1	November 14, 1983
Amendment No. 2	April 26, 1991
Amendment and Restatement	July 28, 2006

MOLEX DEFERRED COMPENSATION PLAN

(Amended, Restated and Effective as of August 1, 2006)

ARTICLE I.

GENERAL

1.1

Name of Plan - The name of this plan shall be the MOLEX DEFERRED COMPENSATION PLAN (hereinafter the "PLAN").

1.2

Purpose - The purpose of the PLAN is to extend to key executives and outside directors of MOLEX INCORPORATED and MOLEX INTERNATIONAL, INC. (hereinafter referred to collectively as "MOLEX") a vehicle under which they may elect in advance to defer and invest future earnings in order to provide a settlement source of funds at retirement.

1.3

Effective Date - The effective date of the PLAN is July 27, 1981.

1.4

Plan Year - The PLAN YEAR shall be a year commencing July 1 and ending the following June 30.

1.5

Eligibility - Non-employee directors of MOLEX (hereinafter "PARTICIPANT") are eligible to participate in the PLAN.

ARTICLE II.

DEFERRED COMPENSATION ACCOUNT

2.1

Establishment of Account - A separate deferred compensation account (hereinafter "ACCOUNT") will be established and maintained for each PARTICIPANT.

2.2

Aggregate Value of Account - The AGGREGATE VALUE of a PARTICIPANT'S ACCOUNT will be determined by the amount of compensation that the PARTICIPANT elected to defer prior to January 1, 2005, plus the value added from interest on cash equivalents, dividends and stock appreciation on stock equivalents depending on the growth pattern as more fully set forth in ARTICLE IV hereof, and reduced by distributions from the ACCOUNT.

2.3

Allocation of Deferred Compensation - Deferred compensation shall not be credited to the PARTICIPANT'S ACCOUNT after December 31, 2004.

ARTICLE III.

INCOME TO BE DEFERRED

No income shall be deferred under the PLAN after December 31, 2004.

ARTICLE IV.

ACCOUNT GROWTH PATTERNS

4.1

Mutual Exclusivity for Each Annual Deferral -  Amounts deferred under the PLAN have been allocated to PARTICIPANTS’ ACCOUNTS in accordance with one of the growth patterns set forth in this ARTICLE.  The PARTICIPANT may not switch funds in that ACCOUNT to an alternate growth pattern.

4.2

Interest Bearing Account - The deferred compensation for a particular PLAN YEAR is treated as a cash ACCOUNT with interest compounded quarterly.  The rate of interest shall change quarterly on the first day of July, October, January and April and be equal to the interest quoted for six-month treasury bills then in effect as determined by a brokerage firm or commercial bank.

4.3

Stock Account - Deferred compensation for a particular PLAN YEAR was converted into stock equivalents, each equivalent corresponding to one share of MOLEX INCORPORATED Common Stock, $.05 par value (“STOCK”) based on the fair market value of a share of STOCK on the date the compensation would otherwise have been payable.  The resulting number of stock equivalents has been credited to the PARTICIPANT’S ACCOUNT.  Effective June 25, 1990, the COMPANY distributed one share of Class A stock (“CLASS A SHARES”) in respect of each share of STOCK outstanding on such date, and each PARTICIPANT’S ACCOUNT that was credited with common stock equivalents on such date was credited with an appropriate number of CLASS A SHARE equivalents.  Said stock equivalents (and CLASS A STOCK equivalents) shall be increased by imputing dividend equivalents (whether  cash or stock) on the stock equivalent (or CLASS A STOCK equivalent), which are credited to the PARTICIPANT’S ACCOUNT as of  each record date for a dividend on the STOCK (or CLASS A STOCK).  Such dividend equivalents will be converted into additional stock equivalents (or CLASS A STOCK equivalents) on the basis of current market value of a share of STOCK (or a share of CLASS A STOCK), on the applicable record date and credited to the PARTICIPANT’S ACCOUNT as of such record date.  At the time of payment of any portion of the ACCOUNT, stock equivalents (and CLASS A STOCK equivalents) will be converted into cash by multiplying the number of stock equivalents (and CLASS A STOCK) to be paid at the payment date by the current fair market value of,  respectively, a share of STOCK and a share of CLASS A STOCK as of the payment date.  Notwithstanding the foregoing, effective for distributions made after August 1, 2006, at the time of payment of any portion of the ACCOUNT, the stock equivalents (and CLASS A STOCK equivalents) to be distributed will be converted into shares of STOCK (or CLASS A STOCK), as appropriate, with each whole stock equivalent (or CLASS A STOCK equivalent) representing one share of STOCK (or CLASS A STOCK equivalent), and distribution shall be made in the form of shares of STOCK (or CLASS A STOCK), except that the value of any fractional stock equivalent (or CLASS A STOCK equivalent) shall be distributed in cash.

ARTICLE V.

DISTRIBUTION OF ACCOUNT

5.1

Time of Distribution -  Subject to Section 7.2, the AGGREGATE VALUE shall be distributed to a PARTICIPANT within thirty (30) days of the earliest of one of the following events:

1.

termination of service as a director of MOLEX;

2.

disablement; or

3.

death.

5.2

Termination for Reasons Other Than Death, Disablement or Retirement - Except as provided in Sections 5.2 and 5.3, PARTICIPANTS will receive payment of the AGGREGATE VALUE in the form of a lump sum payment.

5.3

Distribution in the Event of Retirement - PARTICIPANTS who terminate service as a director of MOLEX after attaining age 59½ shall have the option of receiving payment of their AGGREGATE VALUE in the form of a lump sum payment or in any manner approved by the administrator over a period of time not to exceed ten (10) years commencing the year following the PARTICIPANT'S termination of service as elected in accordance with ARTICLE VI hereof.  Such election as to the form of payment shall be made at the time and in the manner prescribed by the administration.

5.4

Distribution in the Event of Disablement or Death - In the event of a PARTICIPANT'S disablement or death before the PARTICIPANT has received any or all of the deferred payments to which the PARTICIPANT is entitled, the AGGREGATE VALUE or the remainder of the ACCOUNT will be paid at the Administrator’s discretion as follows:

1.

payment shall be made to PARTICIPANT or his estate in accordance with PARTICIPANT'S written election; or

2.

the AGGREGATE VALUE of the PARTICIPANT'S ACCOUNT will be determined immediately following disablement or death and the ACCOUNT will be paid in a single payment to PARTICIPANT or his estate.

ARTICLE VI.

ELECTION TO DEFER COMPENSATION

6.1

No Post-2004 Deferrals - No elective deferrals of compensation shall be made hereunder after December 31, 2004.

ARTICLE VII.

ADMINISTRATION AND AMENDMENT OF PLAN

7.1

Administration - The Executive Committee of the Board of Directors of MOLEX shall act as the administrator of the PLAN.

7.2

Powers of the Administrator - The administrator shall have the authority to adopt rules and regulations for carrying out the PLAN and interpret, construe and implement provisions of the PLAN including making appropriate adjustments in an ACCOUNT.  In addition, the administrator shall have sole authority to authorize payment of all or any portion of previously deferred amounts to individuals in case of severe hardship or in cases where unforeseen changes in tax laws or accounting principles make continued deferral undesirable.

7.3

Maintenance of Account - The maintenance of each ACCOUNT will be the responsibility of the Corporate Finance Department.  A statement will be sent to each PARTICIPANT advising them of the AGGREGATE VALUE within sixty (60) days after the end of each PLAN YEAR.

7.4

Amendment of Plan - The PLAN may at any time be amended, modified or terminated by the Executive Committee, provided that any amendment intended to comply with the exemption from liability under Section 16(b) of the Securities Exchange Act of 1934 pursuant to Rule 16b-3(d) shall be made in the manner required under that rule.  No amendment, modification or termination shall, without the consent of the PARTICIPANT, adversely affect the PARTICIPANT'S accruals in his ACCOUNT.

ARTICLE VIII.

MISCELLANEOUS

8.1

Assignability - To the extent permitted by law, no right to receive payments under the PLAN shall be transferable or assignable by a PARTICIPANT except by will or by the laws of decent and distribution, provided that a PARTICIPANT may name a beneficiary to receive any distribution from the PARTICIPANT’S ACCOUNT to be made after the PARTICIPANT’S death.

8.2

Participant's Interest in Undistributed Aggregate Value - The right of any PARTICIPANT to receive future installments under the provisions of the PLAN will be an unsecured claim against the general assets of MOLEX.  MOLEX'S promise to pay the AGGREGATE VALUE will be contractual obligation that is not evidenced by notes or secured in any way.

8.3

Reservation of Shares - One hundred fifty thousand (150,000) shares of Stock and fifteen thousand (15,000) shares of CLASS A STOCK of MOLEX  shall be reserved for delivery under the Plan.  Such shares may be newly issued or treasury shares.

8.4

Adjustment of Shares - In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares of STOCK, or other securities or property), forward or reverse stock split, merger, reorganization, subdivision, consolidation or reduction of capital, recapitalization, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of shares of STOCK, or other securities of the Company, issuance of warrants or other rights to purchase shares of STOCK or other securities of the Company, or other similar corporate transaction or event affects the shares of STOCK such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of shares of STOCK (or other securities or property) available for delivery under the Plan,  and (b) the number and type of STOCK equivalents, CLASS A STOCK equivalents (or other securities or property) credited to PARTICIPANTS’ STOCK ACCOUNTS; and if deemed appropriate, make provision for a cash payment in lieu of payment in shares of STOCK.

8.5

Securities Law Compliance - If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which STOCK may be listed, the Committee may impose any restriction on PARTICIPANTS’ STOCK ACCOUNTS as it may deem advisable.  All evidence of STOCK  ownership delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which STOCK is then listed, and any applicable securities law.  If so requested by the Company, the PARTICIPANT shall make a written representation to the Company that he or she will not sell or offer to sell any STOCK acquired under the Plan unless a registration statement shall be in effect with respect to such STOCK under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, evidence in form and substance satisfactory to the Company, that such registration is not required.

If the Committee determines that the delivery of STOCK hereunder would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such delivery, but the Company shall use all reasonable efforts to cause such delivery to comply with all such provisions at the earliest practicable date.